                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report - January 3, 2006

                          CODORUS VALLEY BANCORP, INC.
             (Exact name of registrant as specified in its charter)

   Pennsylvania                        0-15536                       23-2428543
 (State or other                  (Commission File                 (IRS Employer
 jurisdiction of                       Number)                        Number)
of incorporation)

         105 Leader Heights Road
              P.O. Box 2887
           York, Pennsylvania                                        17405-2887
(Address of principal executive offices)                             (Zip code)

                                  717-747-1519
               (Registrant's telephone number including area code)

                                       N/A
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


        Page 1 of 66 sequentially numbered pages in manually signed copy
                          Exhibit Index found on page 4

                          CODORUS VALLEY BANCORP, INC.
                                    FORM 8-K

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

          Codorus Valley Bancorp, Inc., PeoplesBank, A Codorus Valley Company and Larry J. Miller entered into a new Employment Agreement, dated December 27, 2005, which replaces an earlier Employment Agreement. A copy of Mr. Miller's Employment Agreement is attached to this filing as Exhibit 10.1.

          Codorus Valley Bancorp, Inc., PeoplesBank, A Codorus Valley Company and Larry J. Miller entered into a Long Term Nursing Care Agreement, dated December 27, 2005. A copy of Mr. Miller's Long Term Nursing Care Agreement is attached to this filing as Exhibit 10.2.

          PeoplesBank, A Codorus Valley Company, a wholly owned subsidiary of Codorus Valley Bancorp, Inc., amended the Salary Continuation Agreement with Larry J. Miller, dated October 1, 1998. A copy of the Amendment to Mr. Miller's, Salary Continuation Agreement is attached to the filing as Exhibit 10.3.

          PeoplesBank, A Codorus Valley Company, a wholly owned subsidiary of Codorus Valley Bancorp, Inc., amended the Salary Continuation Agreement with Harry R. Swift, dated October 1, 1998. A copy of the Amendment to Mr. Swift's, Salary Continuation Agreement is attached to the filing as Exhibit 10.4.

          PeoplesBank, A Codorus Valley Company, a wholly owned subsidiary of Codorus Valley Bancorp, Inc., amended the Salary Continuation Agreement with Jann A. Weaver, dated October 1, 1998. A copy of the Amendment to Mr. Weaver's, Salary Continuation Agreement is attached to the filing as Exhibit 10.5.

          Codorus Valley Bancorp, Inc., PeoplesBank, A Codorus Valley Company and Harry R. Swift entered into a new Change of Control Agreement, dated December 27, 2005, which replaces an earlier Change of Control Agreement. A copy of Mr. Swift's Change of Control Agreement is attached to this filing as Exhibit 10.6.

          Codorus Valley Bancorp, Inc., PeoplesBank, A Codorus Valley Company and Jann A. Weaver entered into a new Change of Control Agreement with Jann A. Weaver, dated December 27, 2005, which replaces an earlier Change of Control Agreement. A copy of Mr. Weaver's Change of Control Agreement is attached to this filing as Exhibit 10.7.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (d) Exhibits.

No.    Description
---    -----------
10.1   Employment Agreement between Codorus Valley Bancorp, Inc., PeoplesBank, A
       Codorus Valley Company and Larry J. Miller, dated December 27, 2005

10.2   Long Term Nursing Care Agreement between Codorus Valley Bancorp, Inc.,
       PeoplesBank, A Codorus Valley Company and Larry J. Miller, dated December
       27, 2005

10.3   Amendment to Salary Continuation Agreement by and among PeoplesBank, A
       Codorus Valley Company, a wholly owned subsidiary of Codorus Valley
       Bancorp, Inc. and Larry J. Miller, dated December 27, 2005

10.4   Amendment to Salary Continuation Agreement by and among PeoplesBank, A
       Codorus Valley Company, a wholly owned subsidiary of Codorus Valley
       Bancorp, Inc. and Harry R. Swift, dated December 27, 2005

10.5   Amendment to Salary Continuation Agreement by and among PeoplesBank, A
       Codorus Valley Company, a wholly owned subsidiary of Codorus Valley
       Bancorp, Inc. and Jann A. Weaver, dated December 27, 2005

10.6   Change of Control Agreement by and among Codorus Valley Bancorp, Inc.,
       PeoplesBank, A Codorus Valley Company and Harry R. Swift, dated December
       27, 2005

10.7   Change of Control Agreement by and among Codorus Valley Bancorp, Inc.,
       PeoplesBank, A Codorus Valley Company and Jann A. Weaver, dated December
       27, 2005

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Codorus Valley Bancorp, Inc.
                                        (Registrant)


Date: January 3, 2006                   /s/ Larry J. Miller
                                        ----------------------------------------
                                        Larry J. Miller
                                        President and Chief
                                        Executive Officer
                                        (Principal Executive Officer)

                                  EXHIBIT INDEX

                                                                                        Page Number
Exhibit                                                                         In Manually Signed Original
-------                                                                         ---------------------------
10.1   Employment Agreement between Codorus Valley Bancorp, Inc.,                             5
       PeoplesBank, A Codorus Valley Company and Larry J. Miller, dated
       December 27, 2005

10.2   Long Term Nursing Care Agreement between Codorus Valley Bancorp, Inc.,                18
       PeoplesBank, A Codorus Valley Company and Larry J. Miller, dated
       December 27, 2005

10.3   Amendment to Salary Continuation Agreement by and among PeoplesBank, A                24
       Codorus Valley Company, a wholly owned subsidiary of Codorus Valley
       Bancorp, Inc. and Larry J. Miller, dated December 27, 2005

10.4   Amendment to Salary Continuation Agreement by and among PeoplesBank, A                30
       Codorus Valley Company, a wholly owned subsidiary of Codorus Valley
       Bancorp, Inc. and Harry R. Swift, dated December 27, 2005

10.5   Amendment to Salary Continuation Agreement by and among PeoplesBank, A                36
       Codorus Valley Company, a wholly owned subsidiary of Codorus Valley
       Bancorp, Inc. and Jann A. Weaver, dated December 27, 2005

10.6   Change of Control Agreement by and among Codorus Valley Bancorp, Inc.,                41
       PeoplesBank, A Codorus Valley Company and Harry R. Swift, dated
       December 27, 2005

10.7   Change of Control Agreement by and among Codorus Valley Bancorp, Inc.,                54
       PeoplesBank, A Codorus Valley Company and Jann A. Weaver, dated
       December 27, 2005


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